UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2018
KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34460	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4820 Eastgate Mall, Suite 200
San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 812-7300
(Registrant’s telephone number, including area code)

N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                 ☐

Item 1.01    Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On June 11, 2018, Kratos Defense & Security Solutions, Inc. (the “Company”) entered into the first amendment (the “First Amendment”) to its existing Amended and Restated Credit and Security Agreement, dated as of November 20, 2017, with SunTrust Bank, a Georgia banking corporation, as administrative agent, and certain other lenders party thereto (the “Credit Agreement”). Among other things, the First Amendment permits the consummation of the Transaction (as defined below), provided that certain conditions, including application of the proceeds in accordance with the terms of documents governing the Company’s outstanding indebtedness, are satisfied.

The foregoing description of the First Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment, a copy of which is furnished as Exhibit 10.1 hereto.

Item 2.01    Completion of Acquisition or Disposition of Assets.

On June 11, 2018, the Company completed the previously announced sale of all of the issued and outstanding capital stock of Kratos Public Safety & Security Solutions, Inc., a Delaware corporation (“PSS”), to Securitas Electronic Security, Inc., a Delaware corporation (“Buyer”), pursuant to the terms of that certain Stock Purchase Agreement, dated February 28, 2018, by and among the Company, PSS and Buyer, for a purchase price of $69 million in cash, subject to a working capital adjustment (the “Transaction”). The Company expects to receive approximately $70 million of net cash proceeds from the Transaction, after taking into account amounts to be paid by the Company pursuant to a negotiated transition services agreement between the Company and Buyer, receipt by the Company of approximately $7 million in net working capital to be retained by the Company, and associated transaction fees and expenses.

The Company's use of proceeds from the Transaction will be controlled by the Indenture dated, November 17, 2017 (the “Indenture”), among the Company, certain of the Company’s subsidiaries as guarantors, and Wilmington Trust, National Association, as trustee and collateral agent, which Indenture governs the Company’s 6.5% Senior Secured Notes (the “Notes”). The terms of the Indenture require that the net cash proceeds from asset dispositions (within 365 days from the date of the sale) be either utilized to (i) repay or prepay amounts outstanding under the Credit Agreement unless such amounts are reinvested in similar collateral, (ii) permanently reduce other secured indebtedness and equally and ratably reduce obligations under the Notes through open market purchases of Notes at or above par, (iii) make an investment in assets that replace the collateral for the Notes or (iv) a combination of (i), (ii) and (iii). To the extent there are any remaining net proceeds from the asset disposition after application of (i), (ii) and (iii), such amounts are required to be utilized to repurchase the Notes at par.

The Company intends to utilize the net proceeds from the Transaction to fund growth initiatives by making investments in similar collateral in accordance with the terms of the Indenture.

Item 8.01    Other Events

On June 11, 2018, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in the press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s planned use of the net proceeds from the Transaction. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the Company’s management and are subject to significant risks and uncertainty, including risks related to potential adverse reactions or changes to business relationships resulting from the Transaction; unexpected costs, charges, or expenses resulting from the Transaction; litigation or adverse judgments related to the Transaction; product failure or delays; general economic conditions; and cutbacks in defense spending. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the risk disclosures in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and in subsequent reports on Form 8-K and other filings made with the Securities and Exchange Commission (“SEC”) by the Company.

Item 9.01    Financial Statements and Exhibits.

(b) Pro forma financial information.

Filed herewith as Exhibit 99.2 to this Form 8-K and incorporated herein by reference are unaudited pro forma condensed consolidated statements of operations for the fiscal years ended December 31, 2017, December 25, 2016 and December 27, 2015, of the Company to give effect to the Transaction.

The balance sheet and interim consolidated statement of operations required by Item 9.01(b) to this Current Report on Form 8-K are incorporated herein by reference to the unaudited condensed consolidated balance sheet as of April 1, 2018, and the unaudited condensed consolidated statement of operations and comprehensive income (loss) for the three-month period ended April 1, 2018, in each case included in the Company's. Form 10-Q for the quarterly period ended April 1, 2018, which was filed with the SEC on May 10, 2018.

(d) Exhibits.

Exhibit No.	Exhibit Description
2.1#
Stock Purchase Agreement, dated February 28, 2018, among Kratos Defense & Security Solutions, Inc., Kratos Public Safety & Security Solutions, Inc. and Securitas Electronic Security, Inc. (incorporated by reference to Exhibit 2.2 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 1, 2018, filed with the SEC on May 10, 2018).

10.1
First Amendment to Amended and Restated Credit and Security Agreement, dated June 11, 2018, among Kratos Defense & Security Solutions, Inc., as Borrower, each of the Credit Parties and Required Lenders party thereto and SunTrust Bank as Agent.

99.1	Press release, dated June 11, 2018.
99.2	Unaudited pro forma condensed consolidated statements of operations for the fiscal years ended December 31, 2017, December 25, 2016, and December 27, 2015, of Kratos Defense & Security Solutions, Inc.

# Certain schedules and exhibits referenced in this document have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.
Date: June 12, 2018
	By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

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